Exhibit 99.1

Equity One 2002-4
Term Sheet

Class M-2 (A)

Balance             16,642,000  Delay                   24
Coupon              at pricing  Dated             8/1/2002
Settle               8/30/2002  First Payment    9/25/2002
100% PPC, To Maturity

----------------------------------
Severity                      50%              1 Month Libor      1.78
Lag                     12 months              6 Month Libor     1.731
----------------------------------
Static Libor

                       8 CDR         9 CDR        10 CDR         11 CDR        11.5 CDR      11.8 CDR        12 CDR
Price                  Yield         Yield         Yield         Yield          Yield          Yield         Yield
100                    5.704         5.705         5.708         5.716          4.923          3.979         3.305
WAL                     6.07          6.14         6.38           7.29           8.84          9.18           9.33
Mod Durn                4.86          4.91         5.07           5.69           6.37          6.62           6.80
Mod Convexity           0.33          0.34         0.36           0.43           0.57          0.62           0.65
Prcp Writedown            -            -             -              -         1,678,618      3,291,692     4,360,388
Total Collat Loss    44,435,007   50,236,351    56,055,009     61,914,637     64,823,615     66,576,242    67,747,698

Class B (BBB)

Balance                12,103,000  Delay                   24
Coupon                 at pricing  Dated             8/1/2002
Settle                  8/30/2002  First Payment    9/25/2002
100% PPC, To Maturity

----------------------------------
Severity                      50%
Lag                     12 months
----------------------------------
Static Libor

                       8 CDR         9 CDR        9.2 CDR        11 CDR        11.5 CDR      11.8 CDR        12 CDR
Price                  Yield         Yield         Yield         Yield          Yield          Yield         Yield
100                    6.001         6.007         5.983         1.143         -25.652        -30.909       -34.001
WAL                     5.95          6.5          7.81           8.95           5.84           5.3           5.02
Mod Durn                4.75          5.12         5.75           7.08           5.18          4.75           4.56
Mod Convexity          0.313         0.355         0.488          0.76          0.366          0.304          0.28
Prcp Writedown           -            -           77,333        5,410,627     12,103,000     12,103,000    12,103,000
Total Collat Loss   44,435,007   50,236,351     51,402,377     56,055,009     64,823,615     66,576,242    67,747,698


Wachovia Securities is the trade name under which Wachovia Corporation conducts its investment banking, capital markets and institutional securities business through First Union Securities, Inc. ("FUSI"), member NYSE, NASD, SIPC and through other bank and non-bank and broker-dealer subsidiaries of Wachovia Corporation. This report is for your information only and is not an offer to sell, or a solicitation of an offer to buy, the securities or instruments named or described in this report. Interested parties are advised to contact the entity with which they deal, or the entity that provided this report to them, if they desire further information. The information in this report has been obtained or derived from sources believed by First Union Securities, Inc. to be reliable, but First Union Securities, Inc. does not represent that this information is accurate or complete. Any opinions or estimates contained in this report represent the judgement of First Union Securities, Inc. at this time, and are subject to change without notice. First Union Securities, Inc., or its affiliates may from time to time provide advice with respect to, acquire, hold, or sell a position on the securities mentioned herein.

                                - CONFIDENTIAL -

Equity One 2002-4
Term Sheet

Class M-2 (A)

Balance              16,642,000  Delay                  24
Coupon               at pricing  Dated            8/1/2002
Settle                8/30/2002  First Payment   9/25/2002
100% PPC, To Maturity

--------------------------------
Severity                    50%             1 Month Libor    Forward
Lag                   12 months             6 Month Libor    Forward
--------------------------------
Forward Libor

                      8 CDR        9 CDR       10 CDR       10.2 CDR      10.5 CDR       11 CDR        12 CDR
Price                 Yield        Yield        Yield         Yield         Yield         Yield         Yield
100                   5.705        5.706        5.710         5.712         5.656         4.203         0.552
WAL                   6.15         6.30         6.68          6.85          7.84          8.85          9.52
Mod Durn              4.90         5.00         5.26          5.39          5.87          6.31          7.35
Mod Convexity         0.34         0.35         0.38          0.40          0.49          0.57          0.79
Prcp Writedown          -           -             -             -         169,751       2,906,656     8,289,498
Total Collat Loss  44,511,011   50,322,278    56,150,960   57,322,057    59,083,194    62,020,714    67,864,005

Class B (BBB)

Balance              12,103,000       Delay                  24
Coupon               at pricing       Dated            8/1/2002
Settle                8/30/2002       First Payment   9/25/2002
100% PPC, To Maturity

--------------------------------
Severity                    50%
Lag                   12 months
--------------------------------
Static Libor

                      7 CDR        8 CDR       8.2 CDR       8.6 CDR        9 CDR        10 CDR        11 CDR
Price                 Yield        Yield        Yield         Yield         Yield         Yield         Yield
100                   6.002        6.004        6.005         5.746         3.146        -3.833        -25.973
WAL                   6.18         6.44         6.55          7.37          8.42          8.77          5.81
Mod Durn              4.84         4.98         5.04           5.4          5.96          8.65          5.11
Mod Convexity         0.341        0.367        0.376         0.436         0.545         1.212         0.356
Prcp Writedown          -            -            -         420,411      3,415,327     9,483,283     12,103,000
Total Collat Loss  38,757,350   44,511,011    45,668,617  47,990,780    50,322,278    56,150,960     62,020,714


Wachovia Securities is the trade name under which Wachovia Corporation conducts its investment banking, capital markets and institutional securities business through First Union Securities, Inc. ("FUSI"), member NYSE, NASD, SIPC and through other bank and non-bank and broker-dealer subsidiaries of Wachovia Corporation. This report is for your information only and is not an offer to sell, or a solicitation of an offer to buy, the securities or instruments named or described in this report. Interested parties are advised to contact the entity with which they deal, or the entity that provided this report to them, if they desire further information. The information in this report has been obtained or derived from sources believed by First Union Securities, Inc. to be reliable, but First Union Securities, Inc. does not represent that this information is accurate or complete. Any opinions or estimates contained in this report represent the judgement of First Union Securities, Inc. at this time, and are subject to change without notice. First Union Securities, Inc., or its affiliates may from time to time provide advice with respect to, acquire, hold, or sell a position on the securities mentioned herein.

                                - CONFIDENTIAL -